The Penn

Insurance and

Annuity Company

∎	2020 Statutory Financial Statements

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of The Penn Insurance and Annuity Company

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (a wholly-owned subsidiary of The Penn Mutual Life Insurance Company) (the “Company”) which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

February 18, 2021

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2020	2019
ADMITTED ASSETS
Bonds	$5,207,479	$4,464,451
Preferred Stock	54,928	46,890
Common stock — affiliated	107,152	104,050
Common stock — unaffiliated	35,481	27,459
Policy loans	581,849	568,740
Cash and short-term investments	226,007	214,304
Alternative assets	266,520	214,332
Derivatives	529,812	241,942
Other invested assets	109,804	128,545

TOTAL INVESTMENTS	7,119,032	6,010,713
Investment income due and accrued	72,279	70,229
Deferred tax asset	69,191	62,184
Amounts recoverable from reinsurers	68,241	70,441
Funds held by reinsured company	940,755	882,649
Federal income taxes recoverable	—	4,534
Other assets	35,533	22,080
Separate account assets	53,424	50,651

TOTAL ASSETS	$8,358,455	$7,173,481

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$5,345,743	$4,587,645
Policy claims in process	10,506	14,514
Asset valuation reserve	79,236	60,952
Interest maintenance reserve	30,174	23,748
Funds held under coinsurance	1,443,849	1,341,864
Federal income taxes payable	4,541	—
Other liabilities	395,038	374,630
Derivatives	324,569	94,191
Separate account liabilities	53,424	50,651

TOTAL LIABILITIES	7,687,080	6,548,195

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	439,662	409,662
Accumulated surplus	229,213	213,124

TOTAL CAPITAL AND SURPLUS	671,375	625,286

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$8,358,455	$7,173,481

The accompanying notes are an integral part of these financial statements.

2020 Statutory Financial Statements	Page 5

($ in Thousands)

Statements of Operations

For the Years Ended December 31,	2020	2019
REVENUES
Premium and annuity considerations	$785,477	$768,995
Net investment income	278,943	269,432
Other revenue	45,955	50,827

TOTAL REVENUE	1,110,375	1,089,254

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	98,804	155,773
Increase in reserves and funds for payment of future insurance and annuity benefits	757,717	642,823
Commissions	66,436	74,198
Operating expenses	114,516	94,695
Other expenses	88,531	84,344
Net transfer from separate accounts	(5,286)	(8,433)

TOTAL BENEFITS AND EXPENSES	1,120,718	1,043,400

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(10,343)	45,854

Federal income tax expense	10,281	41,481

(LOSS)/GAIN FROM OPERATIONS	(20,624)	4,373

Net realized capital losses, net of tax	(1,620)	(26,278)

NET LOSS	$(22,244)	$(21,905)

The accompanying notes are an integral part of these financial statements.

Page 6	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

For the Years Ended December 31,	2020	2019
COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	409,662	379,662
Capital Contribution from Parent	30,000	30,000

End of year	439,662	409,662

ACCUMULATED SURPLUS
Beginning of year	213,124	90,424
Net loss	(22,244)	(21,905)
Change in:
Nonadmitted assets	(1,320)	85,693
Asset valuation reserve	(18,284)	(13,040)
Net deferred income tax	18,068	40,936
Net unrealized capital gains, net of tax	39,869	31,016
End of year	229,213	213,124

TOTAL CAPITAL AND SURPLUS	$671,375	$625,286

The accompanying notes are an integral part of these financial statements.

2020 Statutory Financial Statements	Page 7

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2020	2019
OPERATIONS
Premium and annuity considerations	$788,899	$782,198
Net investment income	344,758	315,959
Other revenue	48,128	37,725

CASH PROVIDED BY OPERATIONS	1,181,785	1,135,882

Benefits paid	221,055	227,248
Commissions, operating expenses and other	268,755	45,984
Net transfers from separate accounts	(5,257)	(8,433)
Taxes paid on operating income and realized investment losses	4,953	21,410

CASH USED IN OPERATIONS	489,506	286,209

NET CASH PROVIDED BY OPERATIONS	692,279	849,673

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	949,521	665,082
Stocks	35,554	69,757
Other invested assets	24,930	45,859
Derivatives	187,061	—
Miscellaneous proceeds	8,450	—
NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,205,516	780,698
Cost of investments acquired:
Bonds	1,739,486	1,249,482
Stocks	54,148	69,900
Other invested assets	46,908	53,879
Derivatives	155,070	14,502
Miscellaneous applications	15,000	—

TOTAL COST OF INVESTMENTS ACQUIRED	2,010,612	1,387,763

Net (increase) in policy loans	(13,103)	(32,124)

NET CASH USED IN INVESTMENT ACTIVITIES	(818,199)	(639,189)
FINANCING AND MISCELLANEOUS
Net withdrawals/(deposits)/withdrawals on deposit-type funds	380	(174,083)
Capital and paid in surplus	30,000	30,000
Other cash provided, net	107,243	71,560

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	137,623	(72,523)

NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS	11,703	137,960

Cash and short-term investments:
Beginning of year	214,304	76,344

End of year	$226,007	$214,304

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Capitalized Interest	$306	$1,206
Premium Paid by Benefit	$407	$632
Premium Paid by Waiver	$628	$575
Non-Cash Acquisitions	$66,255	$69,735
Other	$442	$25

The accompanying notes are an integral part of these financial statements.

Page 8	The Penn Insurance and Annuity Company

($ in Thousands)

NOTES TO FINANCIAL STATEMENTS

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, that consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of current assumption universal life insurance and deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Pursuant to the licensing order from the Delaware Department of Insurance (Captive Bureau), PIAre I recorded as a prescribed practice from inception through September 30, 2019, the LLC Note as an admitted asset and a form of surplus. This accounting practice differs from the NAIC statutory accounting practices and procedures.

Effective October 1, 2019, PIAre I received a permitted practice from the Delaware Department of Insurance (Captive Bureau). The “look-through” provisions of Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, allow the Company to include the value of the LLC Note and related form of surplus reflected in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

As a result of the permitted practice, the Company recorded $107,152 and $104,050 as of December 31, 2020 and 2019, respectively, in Common stock-affiliated, with a corresponding $107,152 and $104,050 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2020 and 2019. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2020 or 2019, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

2020 Statutory Financial Statements	Page 9

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;

(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;

(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;

(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investments in Independence Square Properties, LLC (“ISP”) and PIAre I, to the extent of the audited surplus/equity, are admitted assets. GAAP would consolidate these entities;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, records the change in fair value through realized capital gains/losses;

(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;

(o)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(p)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;

Page 10	The Penn Insurance and Annuity Company

(q)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

Ø	Carrying value of certain invested assets

Ø	Liabilities for reserves and funds for the payment of insurance and annuity benefits

Ø	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits

Ø	Litigation and other contingencies

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  Preferred Stock with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  Common Stock of the Company’s insurance affiliate, PIAre I is carried at its underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Policy Loans  Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

2020 Statutory Financial Statements	Page 11

Derivatives   The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into equity options in the form of call spreads that qualify for hedge accounting. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 IUL policies.

In 2020, the Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. The Company has not designated these as hedging instruments.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, Penn Mutual Asset Management Multi -Series Funds Series A and Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) and receivables for unsettled investment transactions.

Otti Evaluation

Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non- interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Page 12	The Penn Insurance and Annuity Company

Alternative Assets OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS Other assets primarily consists of amounts receivable from the Company’s affiliates relating to reinsurance and other intercompany service agreements.

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

2020 Statutory Financial Statements	Page 13

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains and losses on the assets, The investment income and realized capital gains or losses from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, the IMR in a net asset position, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the Commissioners’ Reserve Valuation Method (“CRVM”) method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.25% to 3.75%. Reserves for

Page 14	The Penn Insurance and Annuity Company

substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 2.00% to 7.75%.

The Company also has deferred variable annuity contracts and establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $654 and $550 as of December 31, 2020 and December 31, 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS Policy Claims in Process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING Drafts Outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether

2020 Statutory Financial Statements	Page 15

there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2020, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB- PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending

Page 16	The Penn Insurance and Annuity Company

on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $400,000. As of December 31, 2019, there were $0 in outstanding borrowings and the maximum borrowed during the year was $215,000.

New Accounting Standards

Effective January 1, 2020, the Company adopted VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The new regulation had no impact on the Company’s financial results.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP 100R, “Fair Value”. The revisions eliminated disclosures on transfers between Levels 1 and 2.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning -of-period and end-of-period cash amounts on the statement of cash flow. The new guidance is effective for the year ending December 31, 2019. Adoption of this guidance was not material to the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
December 31, 2020		Gains	Losses
US Governments	$61,753	$932	$1,081	$61,604
Other Governments	6,991	1,153	—	8,144
States, Territories and Possessions	36,158	11,355	—	47,513
Political Subdivisions	125,371	17,125	—	142,496
Special Revenue	475,809	78,982	159	554,632
Industrial and Miscellaneous	2,406,887	449,048	2,857	2,853,078
Residential Mortgage-backed Securities	428,702	10,207	314	438,595
Commercial Mortgage-backed Securities	832,804	36,885	10,955	858,734
Asset-backed Securities	674,970	25,814	11,670	689,114
Hybrid Securities	147,302	11,727	1,763	157,266
SVO Identified Funds	10,732	—	—	10,732

Total Bonds	5,207,479	643,228	28,799	5,821,908
Preferred Stock	54,928	4,133	71	58,990

Total Bonds and Preferred Stock	$5,262,407	$647,361	$28,870	$5,880,898

2020 Statutory Financial Statements	Page 17

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $76,752 and $82,750, respectively, of subprime mortgages.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
December 31, 2019		Gains	Losses
US Governments	$16,282	$513	$12	$16,783
Other Governments	4,989	351,000	—	5,340
States, Territories and Possessions	42,135	9,059	—	51,194
Political Subdivisions	101,714	10,755	80	112,389
Special Revenue	424,259	59,817	108	483,968
Industrial and Miscellaneous	2,043,067	236,287	3,825	2,275,529
Residential Mortgage-backed Securities	228,298	5,212	429	233,081
Commercial Mortgage-backed Securities	814,512	28,888	4,044	839,356
Asset-backed Securities	617,654	18,284	4,414	631,524
Hybrid Securities	156,935	7,860	517	164,278
SVO Identified Funds	14,606	—	479	10,732

Total Bonds	4,464,451	377,026	13,908	4,827,569
Preferred Stock	46,890	2,058	88	48,860

Total Bonds and Preferred Stock	$4,511,341	$379,084	$13,996	$4,876,429

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2020	2019
Debt securities — Available for sale	Collateral — FHLB	$—	$126,932
Debt securities — Available for sale	Reinsurance agreements	476,533	491,361
Debt securities — Available for sale	State deposit	1,300	1,301
Equity securities — Common stock unaffiliated	FHLB Stock	846	823
Equity securities — Common stock unaffiliated	Reinsurance agreements	2,611	2,905
Cash	Collateral — Derivatives	216,859	334,816
Cash	State deposit	2,936	2,936

Total Restricted Assets		$701,086	$961,075

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value
Due in one year or less	$12,887	$13,234
Due after one year through five years	234,458	249,348
Due after five years through ten years	509,092	581,986
Due after ten years	2,472,235	2,990,895
Residential Mortgage-backed Securities(1)	438,847	438,596
Commercial Mortgage-backed Securities(1)	864,990	858,735
Asset-backed Securities(1)	674,970	689,114

Total Bonds	5,207,479	5,821,908
Preferred Stock	54,928	58,990

TOTAL BONDS AND PREFERRED STOCK	$5,262,407	$5,880,898

(1)	Includes U.S. Agency structured securities

Page 18	The Penn Insurance and Annuity Company

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $97,596 primarily in asset- backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.1 years.

At December 31, 2020, the largest industry concentration of the Company’s portfolio was investments in the Electric- Integrated sector of $297,659, representing 6% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

As of December 31,	2020	2019
Balance, beginning of period	$1,746	$3,649
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,002)	(3,649)
Credit loss impairment recognized in the current period on securities not previously impaired	—	1,746

Balance, end of period	$744	$1,746

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2020 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
December 31, 2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities
US Governments	$21,000	$480	$62,702	$601	$83,702	$1,081	18
Special Revenue	22,362	159	—	—	22,362	159	155
Industrial and Miscellaneous	75,447	2,328	5,531	529	80,978	2,857	977
Residential Mortgage-backed Securities	24,050	226	988	88	25,038	314	95
Commercial Mortgage- backed Securities	219,530	8,661	31,088	2,294	250,618	10,955	258
Asset-backed Securities	196,824	9,539	98,739	2,131	295,563	11,670	177
Hybrid Securities	20,459	723	12,006	1,040	32,465	1,763	59

Total Bonds	579,672	22,116	211,054	6,683	790,726	28,799	1,739
Preferred Stock	2,498	2	1,931	69	4,429	71	20

Total Bonds and Preferred Stock	$582,170	$22,118	$212,985	$6,752	$795,155	$28,870	1,759

2020 Statutory Financial Statements	Page 19

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities
December 31, 2019
US Governments	$—	$—	$16,783	$12	$16,783	$12	10
Political Subdivisions	7,107	80	—	—	7,107	80	27
Special Revenue	4,107	41	17,159	67	21,266	108	140
Industrial and Miscellaneous	89,623	2,127	46,232	1,698	135,855	3,825	857
Residential Mortgage-backed Securities	30,280	161	18,296	268	48,576	429	92
Commercial Mortgage- backed Securities	143,208	2,827	24,221	1,217	167,429	4,044	250
Asset-backed Securities	139,868	1,310	121,268	3,104	261,136	4,414	154
Hybrid Securities	6,623	49	10,301	468	16,924	517	62

Total Bonds	420,816	6,595	268,387	7,313	689,203	13,908	1,600
Preferred Stock	3,995	6	1,918	82	5,913	88	19

Total Bonds and Preferred Stock	$424,811	$6,601	$270,305	$7,395	$695,116	$13,996	1,619

Included in the December 31, 2020 and 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $0 and $273, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value
December 31, 2020	$45,950	$17	$10,486	$35,481
December 31, 2019	31,440	—	3,981	27,459

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses
December 31, 2020	$16,509	$3,731	$16,762	$6,755	$33,271	$10,486
December 31, 2019	10,798	756	15,839	3,225	26,637	3,981

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 22 individual securities. There was 12 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2020 are temporary in nature.

Page 20	The Penn Insurance and Annuity Company

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2020 and December 31, 2019 was $846 and $823, respectively. The Company also invested $0 and $0 in FHLB-PGH Activity Stock as of December 31, 2020 and December 31, 2019, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $712,283 and $606,155 as of December 31, 2020 and December 31, 2019, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged as of:

	December 31, 2020	Maximum during 2020	December 31, 2019	Maximum during 2019
Carrying value	$—	$478,772	$—	$226,169
Fair value	—	526,582	—	266,261

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2020 and December 31, 2019 was $1,412 and $3,093, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2020 and December 31, 2019.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2020, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $1,541 and $872 for the years ended December 31, 2020 and December 31, 2019, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $114,268 and $133,394 for the years ended December 31, 2020 and December 31, 2019.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2020 and December 31, 2019 associated with liquidations of the company’s interest in alternative assets.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2020 and 2019 were as follows:

December 31,	2020	2019
LIHTC	$3,587	$5,480
Receivable for securities	3,086	11,537
Notes receivable — JMS	40,000	40,000
Other invested assets, affiliated	63,131	71,528

Total other invested assets	$109,804	$128,545

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, Dresher Run and PMAM’s Private Funds/PMUBX.

2020 Statutory Financial Statements	Page 21

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2020 and 2019. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2020 or 2019.

Commitments of $9 and $230 for the years ended December 31, 2020 and December 31, 2019, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 4 and 8 years and required holding periods for its LIHTC investments between 6 and 9 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2020	2019
Bonds and preferred stock	$220,714	$204,281
Common Stock – unaffiliated	3,796	5,470
Policy loans	29,710	29,450
Cash and short term investments	1,166	1,717
Alternative assets	23,728	25,601
Derivatives	1,379	—
Other invested assets	4,225	9,446
IMR amortization	503	623

Gross investment income	285,221	276,588
Less: Investment expenses	6,278	7,156

Net investment income	$278,943	$269,432

There was no nonadmitted accrued investment income at December 31, 2020 and December 31, 2019.

Included in the table above (Bonds and preferred stocks) is $1,285 of investment income attributable to securities disposed of as a result of a callable feature, spread over 10 securities in 2020.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2020			2019
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$503,958	$43,765	$21,277	$490,854	$20,672	$3,034
Preferred stock	4,000	—	34	12,160	275	—
Common stock-unaffiliated	13,303	86	3,346	55,298	1,679	685

The company recognized a common stock impairment of $0 as of December 31, 2020.

Page 22	The Penn Insurance and Annuity Company

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

December 31,	2020	2019
Realized capital gains/(losses)	$9,055	$(9,988)
Less amount transferred to IMR Less Taxes:	8,771	17,039
Transferred to IMR	(1,842)	(3,578)
Capital gains	3,746	2,829

Net Realized Capital Losses	$(1,620)	$(26,278)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2020 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable annuity products with assets of $53,424 and $50,651 at December 31, 2020 and December 31, 2019, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2020	2019
Premiums, considerations and deposits for the year ended December 31	$350	$47
Reserves at December 31, at market value	53,395	50,651
Subject to discretionary withdrawal at market value	$53,395	$50,651

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

Years Ended December 31,	2020	2019
Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$350	$47
Transfers from separate accounts	(5,636)	(8,480)

Transfers as reported in the Statements of Operations	$(5,286)	$(8,433)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable annuities product lines into a separate account.

2020 Statutory Financial Statements	Page 23

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2020	2019
Individual Annuity	$53,424	$50,651

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2020 and December 31, 2019.

For the years ended December 31, 2020 and December 31, 2019, the general account of the Company has paid $1 and $21, respectively, and $400 cumulatively over the last five years towards separate account guarantees.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

Page 24	The Penn Insurance and Annuity Company

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,	2020
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	$3,291,114	$554,832	$(370,320)	$240,270	$(123,621)

Total designated and qualifying as hedges	$3,291,114	$554,832	$(370,320)	$240,270	$(123,621)

December 31,	2019
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	$2,905,837	$329,401	$(160,704)	$154,254	$(51,149)

Total designated and qualifying as hedges	$2,905,837	$329,401	$(160,704)	$154,254	$(51,149)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,	2020			2019
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)
Equity options	$1,163,957	$223,959	$(157,272)	$722,597	$87,688	$(43,042)
Interest rate swaps	4,672,100	65,583	(43,676)	—	—	—

Total not designated and not qualifying as hedges	$5,836,057	$289,542	$(200,948)	$722,597	$87,688	$(43,042)

The impact of derivatives instruments reported on the Statement of Income for the years ended December 31, 2020 and 2019, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2020	2019
	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries
Cash flow hedges:
Equity options	$69,804	$36,319

Total qualifying hedges	$69,804	$36,319

2020 Statutory Financial Statements	Page 25

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2020	2019
	Net Investment Gains/ (Losses)	Net Investment Gains/ (Losses)
Equity options	$7,029 $	(28,691)
Interest rate swaps	(15,916)	—

Total nonqualifying hedges	$(8,887)	$(28,691)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2020	2019
Equity options	$6,659	$32,045
Interest rate swaps	21,907	—

Total	$28,566	$32,045

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2020 and 2019, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2020 and 2019, the Company has received net collateral of $216,860 and $207,884, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1

Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for

Page 26	The Penn Insurance and Annuity Company

assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2020, there was 1 debt security carried at a fair value of $1,732 that was valued in this manner. As of December 31, 2019, there was 1 debt security carried at a fair value of $3,446 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

2020 Statutory Financial Statements	Page 27

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third- party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total
Common stock — unaffiliated	$34,635	$—	$846	$35,481
Derivatives	—	289,542	—	289,542
Separate account assets(1)	53,424	—	—	53,424

Total assets	$88,059	$289,542	$846	$378,447

Derivatives	—	(200,948)	—	(200,948)

Total liabilities	$—	$(200,948)	$—	$(200,948)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

Page 28	The Penn Insurance and Annuity Company

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total
Common stock — unaffiliated	26,636	—	823	27,459
Derivatives	—	87,688	—	87,688
Separate account assets(1)	50,651	—	—	50,651
Total assets	77,287	87,688	823	165,798
Derivatives	—	(43,042)	—	(43,042)

Total liabilities	—	(43,042)	—	(43,042)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2020. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to increase in fair value for the year ended December 31, 2019.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2020 and December 31, 2019 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2020		2019
	Unaffiliated Common Stock	Total	Unaffiliated Common Stock	Total
Balance January 1	$823	$823	$7,678	$7,678
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—
Surplus	—	—	—	—
Amortization/Accretion
Purchases/(Sales):
Purchases	17,623	17,623	1,745	1,745
(Sales)	(17,600)	(17,600)	(8,600)	(8,600)

Balance December 31	$846	$846	$823	$823

2020 Statutory Financial Statements	Page 29

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2020:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/weighted avg.
Assets:
Investments Common stock, unaffiliated	$846	Set by issuer – FHLB-PGH(1)	Not available	N/A

Total investments	$846

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Financial Assets:
Bonds	$5,821,908	$5,207,479	$28,914	$5,792,994	$—
Preferred stock	58,990	54,928	58,990	—	—
Common stock — unaffiliated	35,481	35,481	34,635	—	846
Cash, Cash Equivalents and short-term investments	226,007	226,007	226,007	—	—
Derivatives	844,375	529,812	—	844,375	—
Separate account assets	53,424	53,424	53,424	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$201,803	$202,908	$—	$—	$201,803
Derivatives	571,268	324,569	—	571,268	—
Separate account liabilities	53,424	53,424	53,424	—	—

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Financial Assets:
Bonds	$4,828,376	$4,464,451	$15,092	$4,813,284	$—
Preferred stock	48,861	46,890	39,867	8,994	—
Common stock — unaffiliated	27,459	27,459	26,636	—	823
Cash and short-term investments	214,304	214,304	214,304	—	—
Derivatives	417,089	241,942	—	417,089	—
Separate account assets	50,651	50,651	50,651	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$188,235	$183,686	$—	$—	$188,235
Derivatives	203,746	94,191	—	203,746	—
Separate account liabilities	50,651	50,651	50,651	—	—

During 2020, there were no securities with transfers from Level 3 to to Level 2.

Page 30	The Penn Insurance and Annuity Company

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

December 31, 2020	Account Value	General Account Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$593,249	$593,149	$603,129
Universal Life with Secondary Guarantees	871,037	679,777	1,690,766
Indexed Universal Life	3,912,089	3,681,792	3,789,666
Indexed Universal Life with Secondary Guarantees	658,835	617,116	1,164,805
Miscellaneous Reserves	—	—	48,740
Not Subject to Discretionary Withdrawal or No Cash
Values:
Accidental Death Benefits	—	—	14
Disability — Active Lives	—	—	288
Disability — Disabled Lives	—	—	3,197
Miscellaneous Reserves	—	—	—

Total	6,035,210	5,571,834	7,300,605
Less: Reinsurance ceded	1,011,394	857,415	2,158,065

Net	$5,023,816	$4,714,419	$5,142,540

Life reserves of $323,631 with a surrender charge of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

December 31, 2019	Account Value	General Account Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$553,678	$553,581	$610,085
Universal Life with Secondary Guarantees	801,231	619,273	1,531,201
Indexed Universal Life	3,336,710	3,134,975	3,251,291
Indexed Universal Life with Secondary Guarantees	591,668	547,576	1,026,428
Miscellaneous Reserves	—	—	54,607
Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	15
Disability — Active Lives	—	—	272
Disability — Disabled Lives	—	—	3,116
Miscellaneous Reserves	—	—	16

Total	5,283,287	4,855,405	6,477,031
Less: Reinsurance ceded	977,471	820,475	2,073,406

Net	$4,305,816	$4,034,930	$4,403,625

2020 Statutory Financial Statements	Page 31

Note 8.  RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

December 31, 2020	General Account	Separate Account	Total	% of Total
Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	140,741	—	140,741	55%
At market value	—	53,395	53,395	21%

Subtotal	140,741	53,395	194,135	76%

At book value — without adjustment	39,069	—	39,069	15%
Not subject to discretionary withdrawal	23,393	—	23,393	9%

Total annuity reserves and deposit liabilities, gross	203,203	53,395	256,598	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$203,203	$53,395	$256,598	100%

There are no annuity and deposit-type contract reserves with surrender charges of 5% or more as of December 31, 2020 that will have less than a 5% surrender charge in 2021.

December 31, 2019	General Account	Separate Account	Total	% of Total
Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	120,654	—	120,654	51%
At market value	—	50,651	50,651	22%

Subtotal	120,654	50,651	171,305	73%

At book value — without adjustment	36,415	—	36,415	16%
Not subject to discretionary withdrawal	26,951	—	26,951	11%

Total annuity reserves and deposit liabilities, gross	184,020	50,651	234,671	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$184,020	$50,651	$234,671	100%

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2020	2019
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$295	$334
Policyholders’ reserves — individual annuities	194,024	174,914
Liabilities for deposit-type contracts	8,884	8,504
VM-21 reserves	—	268

Subtotal	$203,203	$184,020

Separate Account Annual Statement:
Annuities	$53,395	$50,651

Subtotal	53,395	50,651

TOTAL RESERVES	$256,598	$234,671

Page 32	The Penn Insurance and Annuity Company

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2020	2019
Account value	$53,424	$50,651
Net amount at risk	2,583	3,934

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value
GMWB	437	$88,880	$83,209
GMWB w/ inflation	50	8,312	7,793

Total	487	$97,192	$91,002

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value
GMWB	399	$79,406	$73,578
GMWB w/ inflation	46	7,831	7,223

Total	445	$87,237	$80,801

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The

2020 Statutory Financial Statements	Page 33

reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $53,393 and $50,918 as of December 31, 2020 and December 31, 2019, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $156,226 and $133,862, as of December 31, 2020 and December 31, 2019, respectively.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2020 and 2019.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$135,515	$1,566	$137,081	$117,310	$1,453	$118,763
Adjusted gross DTAs	135,515	1,566	137,081	117,310	1,453	118,763
Adjusted gross DTAs nonadmitted	(35,428)	—	(35,428)	(34,112)	—	(34,112)
Subtotal admitted adjusted DTA	100,087	1,566	101,653	83,198	1,453	84,651
Gross DTL	(6,875)	(25,587)	(32,462)	(8,250)	(14,217)	(22,467)

Net admitted DTA/(DTL)	$93,212	$(24,021)	$69,191	$74,948	$(12,764)	$62,184

Page 34	The Penn Insurance and Annuity Company

The changes in components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows:

Description	Changes during 2020
	Ordinary	Capital	Total
Gross DTAs	$18,205	$113	$18,318
Adjusted gross DTAs	18,205	113	18,318
Adjusted gross DTAs nonadmitted	(1,316)	—	(1,316)

Subtotal admitted adjusted DTA	16,889	113	17,002
Gross DTA/(DTL)	1,375	(11,370)	(9,995)

Net admitted DTA/(DTL)	$18,264	$(11,257)	$7,007

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$67,625	$1,566	$69,191	$60,731	$1,453	$62,184
1. Adjusted gross DTA expected to be realized	67,625	1,566	69,191	60,731	1,453	62,184
2. Adjusted gross DTA allowed per limitation threshold	—	—	90,328	—	—	84,465
Adjusted gross DTA offset by existing DTLs	32,462	—	32,462	22,467	—	22,467

Total admitted DTA realized within 3 years	$100,087	$1,566	$101,653	$83,198	$1,453	$84,651

Description	Changes during 2020
	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$6,894	$113	$7,007
1. Adjusted gross DTA expected to be realized	6,894	113	7,007
2. Adjusted gross DTA allowed per limitation threshold	—	—	5,863
Adjusted gross DTA offset by existing DTLs	9,995	—	9,995

Total admitted DTA realized within 3 years	$16,889	$113	$17,002

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	454%	484%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$683,419	$625,851

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	87%	100%	87%	75%	100%	75%	12%	—%	12%
Net admitted DTAs	88%	100%	88%	77%	100%	77%	12%	—%	11%

2020 Statutory Financial Statements	Page 35

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2020 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2020	2019
Current federal income tax expense/(benefit)	$10,281	$41,481
Income tax effect on realized capital gains/(losses)	3,746	(749)

Federal and foreign income taxes incurred	$14,027	$40,732

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2020	2019	Change
DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$27,355	$19,435	$7,920
DAC	52,371	44,720	7,651
Investments — ordinary	16,467	15,033	1,434
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	3	—	3
LIHTC	21,035	19,837	1,198
Net operating loss carryforward	—	—	—
Other- ordinary	12	13	(1)

Subtotal — gross ordinary DTAs	135,515	117,310	18,205
Nonadmitted ordinary DTAs	(35,428)	(34,112)	(1,316)

Admitted ordinary DTAs	100,087	83,198	16,889
Capital:
OTTI on investments	1,566	1,453	113

Capital gross DTAs	1,566	1,453	113
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	1,566	1,453	113

Admitted DTAs	101,653	84,651	17,002
DTLs resulting in book/tax differences in:
Ordinary:
Future policy benefits — 8 year spread	(6,875)	(8,250)	1,375

Ordinary DTLs	(6,875)	(8,250)	1,375
Capital:
Alternative asset investments	(5,271)	(3,646)	(1,625)
Net unrealized investment gains	(20,316)	(10,571)	(9,745)

Capital DTLs	(25,587)	(14,217)	(11,370)

DTLs	(32,462)	(22,467)	(9,995)

Net deferred tax asset	$69,191	$62,184	$7,007

Page 36	The Penn Insurance and Annuity Company

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2020	2019	Change
Total deferred tax assets	$137,081	$118,763	$18,318
Total deferred tax liabilities	(32,462)	(22,467)	(9,995)

Net deferred tax asset/liabilities	104,619	96,296	8,323

Net deferred tax asset/liability after SVA	$104,618	$96,296

Tax effect on unrealized (gains)/losses			9,745

Change in net deferred income taxes			$18,068

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2020 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate
Income before taxes	$(1,288)	$(270)	21.00%
Dividends received deduction	(2,162)	(454)	35.27%
Separate Account DRD	(138)	(29)	2.25%
Income from affiliates	(1,717)	(361)	28.00%
IMR amortization	(503)	(106)	8.20%
LIHTC	—	(2,487)	193.16%
Other	(1,590)	(334)	25.94%

Total	$(7,398)	$(4,041)	313.82%

Federal income tax expense incurred		10,281	-798.51%
FIT expense/ on Realized Capital Gains/Loss		1,904	-147.87%
FIT in IMR Gains/Losses		1,842	-143.05%
Change in net deferred income taxes		(18,068)	1,403.25%

Total statutory taxes		$(4,041)	313.82%

For the year ended December 31, 2020, the Company utilized $25,257 of net operating loss carryforwards available that originated in 2015. In addition, the Company utilized $1,289 of the total LIHTC available of $19,837 as of December 31, 2019 that will begin to expire in 2030.

At December 31, 2020, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

2020 Statutory Financial Statements	Page 37

For the year ended December 31, 2020, PIAre I had a taxable net loss of $28,926 generating an amount payable from PIA to PIAre I of $6,051.

For the year ended December 31, 2019, PIAre I had a taxable net loss of $20,074 generating an amount payable from PIA to PIAre I of $4,216, which was paid in 2020.

Tax years 2017 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2020 and December 31, 2019, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount
December 31, 2020
Premium and annuity considerations	$663,259	$208,425	$86,207	$785,477
Reserves and funds for payment of future insurance and annuity benefits	4,539,667	2,964,141	2,158,065	5,345,743
December 31, 2019
Premium and annuity considerations	$611,157	$244,214	$86,376	$768,995
Reserves and funds for payment of future insurance and annuity benefits	3,959,260	2,701,791	2,073,406	4,587,645

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

	Affiliate	Assumed/(Ceded)
		2020		2019
		Premium	Reserves	Premium	Reserves
Coinsurance funds withheld	PML	$36,560	$1,370,240	$39,278	$1,291,692
Coinsurance funds withheld	PIAre I	(50,417)	(2,153,832)	(52,023)	(2,010,948)
Coinsurance — Inforce	PML	46,680	485,990	54,750	429,976
Coinsurance	PML	112,295	1,101,466	137,447	973,754
YRT — Index credits	PIAre I	12,890	6,445	12,739	6,370
YRT — Over retention	PML	(3,284)	(384)	(2,923)	(356)

Total		$154,724	$809,925	$189,268	$690,488

Coinsurance funds withheld Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. Effective December 31, 2014, the Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Page 38	The Penn Insurance and Annuity Company

Coinsurance – Inforce Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT – Index credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT – Over retention The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 11.  RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,660 and $3,650 in interest income on this note for the years ended December 31, 2020 and December 31, 2019, respectively. At December 31, 2020 and December 31, 2019, the Company had outstanding principal receivable from JMS of $0 and outstanding interest receivables of $920 and $920, respectively, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

The Company’s unconsolidated subsidiaries had combined assets of $2,486,902 and 2,488,679 and combined liabilities of $2,371,211 and 2,330,934 as of December 31, 2020 and 2019, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $4,301 and $4,301 and other intangible assets of $267 and $267 at December 31, 2020 and 2019, respectively.

During 2019, Dresher Run sold its investment in Longevity Insurance Company. All remaining assets held by Dresher Run are nonadmitted. Dresher Run paid a $12,840 return of capital and a $1,463 dividend to PIA in 2019. The Company did not make any capital contributions in December 31, 2020 and December 31, 2019.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2020 and December 31, 2019, the total expenses incurred under this agreement were $57,178 and $45,156, respectively. The amount due was $17,274 and $15,689 at December 31, 2020 and December 31, 2019, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2020 and December 31, 2019, the total expenses incurred under these agreements were $5,394 and $4,583, respectively. The amount due was $477 and $870 at December 31, 2020 and December 31, 2019, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2020 and December  31, 2019 were $0 and $400, respectively.

Note 12.  COMMITMENTS AND CONTINGENCIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues.

2020 Statutory Financial Statements	Page 39

While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2020 and December 31, 2019 was $60 and $60, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2020 the Company had outstanding commitments totaling $114,268 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $703,538 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2020 and December 31, 2019 were $2,241 and $2,070, respectively, which are included in other expenses in the Statements of Operations.

DIVIDEND RESTRICTIONS  The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2020 statutory results, the Company could pay $67,138 in dividends in 2021 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement. In 2020 and 2019, the Company paid no dividends to Penn Mutual.

Note 13.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through the financial statement issuance date of February 18, 2021 and has determined that there were no other significant events requiring disclosure in the financial statements.

Page 40	The Penn Insurance and Annuity Company

The Penn

Insurance and

Annuity Company

∎	2018 Statutory Financial Statements and Supplemental Schedules

Report of Independent Auditors

To the Board of Directors of The Penn Insurance and Annuity Company:

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (a wholly-owned subsidiary of The Penn Mutual Life Insurance Company) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware described in Note 1.

Philadelphia, PA

2/15/19

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2018	2017
ADMITTED ASSETS
Bonds	$3,921,740	$3,233,616
Common stock – unaffiliated	27,382	50,579
Preferred Stock	42,954	30,643
Policy loans	536,577	504,598
Cash and short-term investments	76,344	99,646
Alternative assets	182,647	127,498
Derivatives	93,577	96,711
Other invested assets	123,815	75,112

TOTAL INVESTMENTS	5,005,036	4,218,403
Investment income due and accrued	64,213	57,136
Deferred tax asset	50,226	56,331
Amounts recoverable from reinsurers	66,022	136,560
Funds held by reinsured company	824,786	766,822
Federal income taxes recoverable	27,393	—
Other assets	23,877	29,385
Separate account assets	48,539	56,314

TOTAL ASSETS	$6,110,091	$5,320,951

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$4,118,822	$3,270,918
Policy claims in process	7,833	7,252
Asset valuation reserve	47,912	36,968
Interest maintenance reserve	10,910	14,259
Funds held under coinsurance	1,246,934	1,151,328
Federal income taxes payable	—	58,105
Other liabilities	156,555	294,260
Separate account liabilities	48,539	56,314

TOTAL LIABILITIES	5,637,505	4,889,404

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	379,662	349,662
Accumulated surplus	90,424	79,385

TOTAL CAPITAL AND SURPLUS	472,586	431,547

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$6,110,091	$5,320,951

The accompanying notes are an integral part of these financial statements.

2018 Statutory Financial Statements	Page 45

($ in Thousands)

Statements of Operations

For the Years Ended December 31,	2018	2017
REVENUES
Premium and annuity considerations	$760,415	$701,414
Net investment income	227,757	190,755
Other revenue	46,873	215,498

TOTAL REVENUE	1,035,045	1,107,667

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	73,847	161,354
Increase in reserves and funds for payment of future insurance and annuity benefits	673,780	664,777
Commissions	85,970	92,703
Operating expenses	104,067	104,377
Other expenses	84,513	57,894
Net transfer from separate accounts	(5,618)	(6,300)

TOTAL BENEFITS AND EXPENSES	1,016,559	1,074,805

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	18,486	32,862

Federal income tax (benefit)/expense	(17,547)	49,854

GAIN/(LOSS) FROM OPERATIONS	36,033	(16,992)

Net realized capital gains, net of tax	4,158	1,078

NET GAIN/(LOSS)	$40,191	$(15,914)

The accompanying notes are an integral part of these financial statements.

Page 46	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

For the Years Ended December 31,	2018	2017
COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	349,662	319,662
Capital Contribution	30,000	30,000

End of year	379,662	349,662

ACCUMULATED SURPLUS
Beginning of year	79,385	71,758
Opening surplus adjustment	(2,273)	—
Net gain/(loss)	40,191	(15,914)
Change in:
Nonadmitted assets	6,566	5,038
Asset valuation reserve	(10,944)	(8,063)
Net deferred income tax	(19,791)	(2,592)
Unauthorized reinsurance	—	871
Net unrealized capital (losses)/gains, net of tax	(2,710)	28,287
End of year	90,424	79,385

TOTAL CAPITAL AND SURPLUS	$472,586	$431,547

The accompanying notes are an integral part of these financial statements.

2018 Statutory Financial Statements	Page 47

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2018	2017
OPERATIONS
Premium and annuity considerations	$772,015	$712,951
Net investment income	260,295	210,035
Other revenue	34,357	215,388

CASH PROVIDED BY OPERATIONS	1,066,667	1,138,374

Benefits paid	142,042	249,368
Commissions, operating expenses and other	391,176	74,576
Net transfers from separate accounts	(5,618)	(6,299)
Taxes paid/(refunded) on operating income and realized investment losses	64,706	7,273

CASH USED IN OPERATIONS	592,306	324,918

NET CASH PROVIDED BY OPERATIONS	474,361	813,456

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	498,822	263,215
Stocks	54,777	115,109
Other invested assets	6,645	8,229
Derivatives	73,299	—

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	633,543	386,553

Cost of investments acquired:
Bonds	1,230,836	919,216
Stocks	48,582	110,287
Other invested assets	99,319	47,538
Derivatives	367	86,592

TOTAL COST OF INVESTMENTS ACQUIRED	1,379,104	1,163,633

Net (increase) in policy loans	(31,730)	(29,385)

NET CASH USED IN INVESTMENT ACTIVITIES	(777,291)	(806,465)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type funds	174,056	(101,176)
Capital and paid in surplus	30,000	30,000
Other cash provided, net	75,572	81,411

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	279,628	10,235

NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS	(23,302)	17,226

Cash and short-term investments:
Beginning of year	99,646	82,420

End of year	$76,344	$99,646

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Capitalized interest	$1,501	$1,773
Stock distribution	2,064	2,482
Premium paid by benefits	837	1,150
Premiums paid by policy loans	249	127

The accompanying notes are an integral part of these financial statements.

Page 48	The Penn Insurance and Annuity Company

($ in Thousands)

Notes to Financial Statements

Note 1.   NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life and fixed universal life products. The Company markets and sells its products through Penn Mutual’s distribution systems, which consist of a network of career advisers, independent advisers, and has its in-force business serviced by PML. Additionally, it has closed blocks of current assumption universal life insurance and deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

Dresher Run I, LLC (“Dresher Run”) is a wholly owned non-insurance holding company incorporated in the State of Delaware. Dresher Run owns Longevity Insurance Company (“Longevity”), a Texas-domiciled insurance company, and the state licenses held by Longevity. Longevity previously issued life insurance and long-term care products which are currently 100% ceded to a third party. Refer to Note 10 for additional information on Dresher Run.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;

(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;

(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;

(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investments in Independence Square Properties, LLC (“ISP”) and Dresher Run, to the extent of the audited equity, are admitted assets, while the Company’s investment in PIA Reinsurance Company of Delaware I (“PIAre I”) is a nonadmitted asset, whereas GAAP would consolidate these entities;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

2018 Statutory Financial Statements	Page 49

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;

(n)	identification of other-than-temporary impairment (“OTTI”) uses an “ability and intent to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;

(o)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income and equity are included in Penn Mutual’s consolidated financial statements prepared in conformity with GAAP. Consolidated net income for the years ended December 31, 2018 and 2017 was $333,392 and $593,975, respectively, and equity was $3,963,053 and $4,188,492 as of December 31, 2018 and 2017 respectively.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

Ø	Carrying value of certain invested assets

Ø	Liabilities for reserves and funds for the payment of insurance and annuity benefits

Ø	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits

Ø	Litigation and other contingencies

INVESTMENTS   Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliate, PIARe I is fully nonadmitted on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Page 50	The Penn Insurance and Annuity Company

Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

Derivatives Effective January 1, 2017, the Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities.

The Company has entered into equity options in the form of call spreads that qualify for hedge accounting. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) policies.

The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets   The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.    LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.    See Note 3 for additional information regarding investments in LIHTC.

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, Dresher Run, PMAM’s Private Funds and receivables for unsettled investment transactions.

Refer to Notes 3 and 10 for additional information regarding these other invested assets.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

2018 Statutory Financial Statements	Page 51

Alternative Assets OTTI - The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI - For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS  Other assets primarily consists of amounts receivable from the Company’s affiliates relating to reinsurance and other intercompany service agreements. Refer to Note 9 for additional information regarding intercompany reinsurance and Note 10 for additional information regarding intercompany service agreements.

FEDERAL INCOME TAX  The Tax Cut and Jobs Act of 2017 (“Tax Reform”) was enacted on December 22, 2017, reducing the statutory federal income tax rate from 35% to 21%, effective January 1, 2018. Changes primarily relate to the rate change on the Company’s net deferred tax assets existing at the date of enactment and is recorded as a reduction of Surplus through Change in Net deferred income tax. The impact of Tax Reform is included in Note 8.

The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Page 52	The Penn Insurance and Annuity Company

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 9 for further discussion.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company.    The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company.    The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains and losses on the assets, which reflect fair value. The investment income and realized capital gains or losses from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. Refer to Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, the IMR in a net asset position, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2018 and 2017, the Company’s total nonadmitted assets are $120,684 and $127,250, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the CRVM method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the CARVM method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.50% to 3.75%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

2018 Statutory Financial Statements	Page 53

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 2.25% to 8.25%.

The Company also has deferred variable annuity contracts containing GMDBs. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $550 and $0 as of December 31, 2018 and 2017, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Insurance Department of the State of Delaware.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. In 2018, the Company changed its policy regarding deferrals into the IMR which resulted in an opening surplus adjustment.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2018, the Company’s surplus exceeds these minimum levels.

OTHER LIABILITIES  Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements. Refer to Note 9 for additional information regarding intercompany reinsurance and Note 10 for additional information regarding intercompany service agreements.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 11 for further discussion.

Page 54	The Penn Insurance and Annuity Company

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES  Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML that is discussed in Note 9. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. These funding agreements have priority claim status above debt holders of the Company.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable.Current borrowings are subject to prepayment penalties.

2018 Statutory Financial Statements	Page 55

As of December 31, 2018 and 2017, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2018	Maximum during 2018	2017	Maximum during 2017
Debt – Advances	$—	$—	$—	$—
Funding Agreements	175,000	175,000	—	100,000

Total	$175,000	$175,000	$—	$100,000

NEW ACCOUNTING STANDARDS

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revisions require money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance is not material to the Company.

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2017. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2017. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2017. The impact of this revised guidance in the Company’s financial statements is reflected in Note 6.

In June 2016, the NAIC adopted additional revisions to SSAP No. 1 . The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2017. The adoption of this guidance was not material to the Company.

RECENT ACCOUNTING DEVELOPMENTS

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning -of-period and end-of-period cash amounts on the statement of cash flow. The new guidance is effective for the year ending December 31, 2019. The Company is currently in compliance with the revision.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 56	The Penn Insurance and Annuity Company

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
December 31, 2018		Gains	Losses
US Governments	$149,868	$480	$5,717	$144,631
Other Governments	4,988	—	100	4,888
States, Territories and Possessions	42,244	5,071	185	47,130
Political Subdivisions	99,555	6,198	292	105,461
Special Revenue	441,280	42,197	2,803	480,674
Industrial and Miscellaneous	1,743,405	49,891	60,530	1,732,766
Residential Mortgage-backed Securities	157,691	615	2,837	155,469
Commercial Mortgage-backed Securities	667,573	11,225	8,131	670,667
Asset-backed Securities	520,152	8,871	9,073	519,949
Hybrid Securities	94,984	116	7,765	87,334

Total Bonds	3,921,740	124,664	97,433	3,948,971
Preferred Stock	42,954	145	3,666	39,433

Total Bonds and Preferred Stocks	$3,964,694	$124,809	$101,099	$3,988,404

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $407,552 and $424,051, respectively, as of December 31, 2018.

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $24,450 and $24,763, respectively, of subprime mortgages.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
December 31, 2017		Gains	Losses
US Governments	$23,077	$1,049	$858	$23,268
Other Governments	4,986	227	—	5,213
States, Territories and Possessions	33,234	6,647	—	39,881
Political Subdivisions	94,051	9,314	612	102,753
Special Revenue	432,067	54,692	1,092	485,667
Industrial and Miscellaneous	1,423,041	127,001	4,197	1,545,845
Residential Mortgage-backed Securities	162,385	1,322	4,455	159,252
Commercial Mortgage-backed Securities	630,065	18,304	3,567	644,802
Asset-backed Securities	355,368	21,054	1,153	375,269
Hybrid Securities	75,342	3,706	56	78,992

Total Bonds	3,233,616	243,316	15,990	3,460,942
Preferred Stock	30,643	1,156	110	31,689

Total Bonds and Preferred Stocks	$3,264,259	$244,472	$16,100	$3,492,631

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $367,899 and $412,737, respectively, as of December 31, 2017.

2018 Statutory Financial Statements	Page 57

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2018 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value
Due in one year or less	$3,966	$3,970
Due after one year through five years	161,218	161,337
Due after five years through ten years	499,196	491,126
Due after ten years	1,890,065	1,925,197
Residential mortgage-backed securities (1)	170,046	167,455
Commercial mortgage-backed securities (1)	677,097	679,936
Asset-backed securities (1)	520,152	519,950

Total Bonds	$3,921,740	$3,948,971
Redeemable preferred stock	42,954	39,433

TOTAL BONDS AND PREFERRED STOCK	$3,964,694	$3,988,404

(1)	Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $42,530 primarily in asset-backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 7.37 years.

Investments on deposit with regulatory authorities as required by law were $4,299 and $4,300 at December 31, 2018 and 2017, respectively. These investments are not available for use by the Company.

At December 31, 2018, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $207,954, representing 5% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

As of December 31,	2018	2017
Balance, beginning of period	$3,649	$3,649
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—

Balance, end of period	$3,649	$3,649

Page 58	The Penn Insurance and Annuity Company

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2018 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
December 31, 2018	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
US Governments	$127,935	$4,667	$13,021	$1,050	$140,956	$5,717
Other Governments	4,888	100	—	0	4,888	100
States, Territories and Possessions	1,710	29	3,724	156	5,434	185
Political Subdivisions	—	0	12,084	292	12,084	292
Special Revenue	17,440	64	75,434	2,739	92,874	2,803
Industrial and Miscellaneous	855,212	38,566	229,090	21,964	1,084,302	60,530
Residential Mortgage-backed Securities	21,632	199	102,143	2,638	123,775	2,837
Commercial Mortgage-backed Securities	182,205	3,402	152,469	4,729	334,674	8,131
Asset-backed Securities	300,018	7,828	31,667	1,245	331,685	9,073
Hybrid Securities	77,437	6,891	6,608	874	84,045	7,765

Total Bonds	1,588,477	61,746	626,240	35,687	2,214,717	97,435
Preferred Stock	18,983	953	13,905	2,713	32,888	3,666

Total Bonds and Preferred Stocks	$1,607,460	$62,699	$640,145	$38,400	$2,247,605	$101,101

2018 Statutory Financial Statements	Page 59

	Less than 12 months		12 months or greater		Total
December 31, 2017	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
US Governments	556	$2	$13,365	$856	$13,921	$858
Other Governments	—	—	—	—	—	—
States, Territories and Possessions	—	—	—	—	—	—
Political Subdivisions	1,180	50	11,466	562	12,646	612
Special Revenue	40,537	397	25,948	695	66,485	1,092
Industrial and Miscellaneous	98,876	1,351	70,181	2,846	169,057	4,197
Residential Mortgage-backed Securities	73,821	1,609	45,227	2,846	119,048	4,455
Commercial Mortgage-backed
Securities	149,512	2,462	13,870	1,105	163,382	3,567
Asset-backed Securities	52,742	196	25,014	957	77,756	1,153
Hybrid Securities	10,747	56	—	—	10,747	56

Total Bonds	427,971	6,123	205,071	9,867	633,042	15,990
Preferred Stock	7,409	110	—	—	7,409	110

Total Bonds and Preferred Stocks	$435,380	$6,233	$205,071	$9,867	$640,451	$16,100

Included in the December 31, 2018 amounts above is the interest portion of other-than-temporary impairments on securities of $1,146.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2018, totaled 62% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 38% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $93,823 or 93% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $7,276 or 7% of the Company’s total fixed maturities unrealized losses.

The increase in the gross unrealized loss position is primarily related to the increase in treasury yields; 10 year and 30 year treasury rates rose 27 basis points and 27 basis points, respectively. Additionally, spreads on investment grade and high yield rose 59 basis points and 183 basis points, respectively.

U.S. and Other Governments Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $5,817 or 5% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 9 securities primarily related to the increasing interest rate environment.

States, Territories and Possessions, Political Subdivisions and Special Revenue Unrealized losses on the Company’s investments in states and political subdivisions were $3,280 or 3% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 33 securities.

Industrial and Miscellaneous Unrealized losses on corporate securities were $60,530 or 60% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 411 individual securities with varying interest rates and maturities. There were 3 corporate securities with a fair value below 80% of the security’s amortized cost.

Page 60	The Penn Insurance and Annuity Company

Residential and Commercial Mortgage-Backed Securities Unrealized losses on mortgage-backed securities were $10,968 or 11% of the total unrealized losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to factors dependent upon the security. These losses were spread across 117 fixed and variable rate securities There were no mortgage-backed securities that were priced below 80% of the securities’ amortized cost. Management believes the collateral is sufficient to recover amortized cost.

Asset-Backed Securities Unrealized losses on asset-backed securities were $9,073 or 9% of the total unrealized losses for debt securities. These losses are spread across 65 securities. There were 2 asset-backed securities that were priced below 80% of the security’s amortized cost.

Hybrid Securities Unrealized losses on hybrid securities were $7,765, less than 8% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 26 individual securities with varying interest rates and maturities. There was 1 hybrid security with a fair value below 80% of the security’s amortized cost.

Preferred Stock Unrealized capital losses on preferred stock were $3,666 or 4% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in preferred stock is spread over 12 individual securities. There was 1 preferred stock that was priced below 80% of the security’s amortized cost.

COMMON STOCK - UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Estimated Fair Value
December 31, 2018	$32,652	$—	$5,270	$27,382
December 31, 2017	53,714	730	3,865	50,579

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $7,373 and $7,373, respectively, as of December 31, 2018.

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses
December 31, 2018	$13,055	$2,733	$6,649	$2,538	$19,704	$5,271
December 31, 2017	27,803	1,436	12,093	2,429	39,896	3,865

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 14 individual securities. There was 9 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2018 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2018 and 2017 was $678 and $446, respectively. The Company also invested $7,000 and $0 in FHLB-PGH Activity Stock as of December 31, 2018 and 2017. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

2018 Statutory Financial Statements	Page 61

The Company’s borrowing capacity with the FHLB-PGH was $526,464 and $431,746 as of December 31, 2018 and 2017, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged as of:

	December 31, 2018	Maximum during 2018	December 31, 2017	Maximum during 2017
Carrying value	$185,950	$186,136	$—	$109,261
Fair value	212,508	209,967	—	125,925

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2018 and 2017 was $2,547 and $258, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2018 and 2017.

ALTERNATIVE ASSETS  The following tables present the Company’s Alternative assets portfolio as of December 31,:

2018	Carrying Value	Unfunded Commitments
Venture Capital	$86,712	$44,725
MBO	29,067	24,469
Distressed	13,350	14,238
Real Asset	12,734	18,234
Mezzanine	3,646	2,252
Secondaries	9,149	12,916
Fund of Funds	7,607	1,972
Senior Mezzanine	392	1,338
Direct Lending	692	448
Growth	10,274	14,427
Other Credit	9,024	10,837

Total Alternative Assets	$182,647	$145,856

Page 62	The Penn Insurance and Annuity Company

2017	Carrying Value	Unfunded Commitments
Venture Capital	$60,054	$42,643
MBO	17,504	25,056
Distressed	9,302	19,145
Real Asset	10,939	20,860
Mezzanine	3,037	3,344
Secondaries	4,722	5,193
Fund of Funds	6,098	2,374
Senior Mezzanine	685	1,350
Direct Lending	1,257	572
Growth	7,900	6,539
Other Credit	6,000	4,000

Total Alternative Assets	$127,498	$131,076

The investment values are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2018, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $0 and $1,327 for the years ended December 31, 2018 and 2017, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized no realized gains (losses) for the years ended December 31, 2018 and 2017 associated with liquidations of the company’s interest in partnerships.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2018 and 2017 were as follows:

December 31,	2018	2017
LIHTC	$6,538	$8,563
Receivable for securities	1,177	810
Other invested assets, affiliated	116,100	65,739

Total other invested assets	$123,815	$75,112

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, Dresher Run, PMAM’s Global Unconstrained Bond Fund and institutional mutual fund (PMUBX), and notes receivable held by the Company from JMS, a subsidiary of ISP. Refer to Note 10 for additional discussion on other invested assets, affiliated.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2018 and 2017. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2018 or 2017.

Commitments of $249 and $269 for the years ended December 31, 2018 and 2017, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 6 and 10 years and required holding periods for its LIHTC investments between 8 and 11 years.

2018 Statutory Financial Statements	Page 63

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2018	2017
Debt securities	$179,676	$148,691
Common Stock – unaffiliated	5,610	5,811
Policy loans	27,932	26,717
Cash and short term investments	1,490	624
Alternative assets	15,046	12,113
Other invested assets	3,782	1,965
IMR amortization	405	(1,162)

Gross investment income	233,941	194,759
Less: Investment expenses	6,184	4,004

Net investment income	$227,757	$190,755

There was no nonadmitted accrued investment income at December 31, 2018 and 2017.

Included in the table above (Debt Securities) is $689 of investment income attributable to securities disposed of as a result of a callable feature, spread over 6 securities.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2018			2017
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$262,113	$1,835	$9,607	$107,328	$11,564	$2,577
Redeemable preferred stock	—	—	—	—	—	—
Common stock-unaffiliated	$54,777	$1,382	$4,231	110,335	5,253	735

The company recognized a common stock impairment of $1,973 as of December 31, 2018.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

December 31,	2018	2017
Realized capital (losses)/gains	$(4,307)	$12,014
Less:
Amount transferred to IMR (net of tax expense of $1,387 in 2018 and $(5,231) in 2017)	(5,219)	4,084
Federal income tax (benefit)/expense on realized capital gains	(3,246)	6,852

Net realized capital gains	$4,158	$1,078

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

Page 64	The Penn Insurance and Annuity Company

The details by NAIC designation 3 or below, or unrated of securities sold during the year ended December 31, 2018 and reacquired within 30 days of the sale date are:

Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
Common Stocks		6	$717	$775	$26

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage-Referenced Security (Y/N)
9128282L3	$69,502	$68,650	$71,388	N
9128283R9	$40,651	$44,027	$45,785	N
912828K33	$4,227	$10,556	$10,675	N

Note 4. RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

December 31, 2018	General Account	Separate Account	Total	% of Total
Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	84,397	—	84,397	23%
At market value	—	48,539	48,539	13%

Subtotal	84,397	48,539	132,936	36%

At book value - without adjustment	206,441	—	206,441	56%
Not subject to discretionary withdrawal	29,538	—	29,538	8%

Total annuity reserves and deposit liabilities, gross	320,376	48,539	368,915	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$320,376	$48,539	$368,915	100%

2018 Statutory Financial Statements	Page 65

December 31, 2017	General Account	Separate Account	Total	% of Total
Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	51,527	—	51,527	30%
At market value	—	56,310	56,310	34%

Subtotal	51,527	56,310	107,837	64%

Subject to discretionary withdrawal-without adjustment	30,827	—	30,827	18%
Not subject to discretionary withdrawal	31,098	—	31,098	18%

Total annuity reserves and deposit liabilities, gross	113,452	56,310	169,762	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$113,452	$56,310	$169,762	100%

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2018	2017
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves – group annuities	$351	$374
Policyholders’ reserves – individual annuities	136,532	104,391
Liabilities for deposit-type contracts	182,925	8,340
VACARVM reserves	568	347

Subtotal	$320,376	$113,452

Separate Account Annual Statement:
Annuities	$48,539	$56,310
Other annuity contract-deposit-funds	—	—

Subtotal	48,539	56,310

TOTAL RESERVES	$368,915	$169,762

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 66	The Penn Insurance and Annuity Company

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2018	2017
Account value	$48,538	$56,314
Net amount at risk	5,004	4,652

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2018:

Rider Type	Contracts	Fund Value	Cash Value
GMWB	314	$58,450	$53,627
GMWB w/ inflation	33	5,016	4,617

Total	347	$63,466	$58,244

The following table summarizes the account values for the different benefit types as of December 31, 2017:

Rider Type	Contracts	Fund Value	Cash Value
GMWB	222	$36,390	$32,885
GMWB w/ inflation	28	3,303	3,016

Total	250	39,693	35,901

Reserves for variable annuity with GMDB benefits are based on the methodology specified in Actuarial Guideline XLIII (“VACARVM”), which specifies the final reserve as the greater of Standard and Stochastic scenarios. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2018 and 2017, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII is $49,106 and $56,657 as of December 31, 2018 and 2017, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $93,807 and $57,491, as of December 31, 2018 and 2017, respectively.

2018 Statutory Financial Statements	Page 67

Note 5. SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable annuity products with assets of $48,539 and $56,314 at December 31, 2018 and 2017, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2018	2017
Premiums, considerations and deposits for the year ended December 31,	$46	$582
Reserves at December 31, at market value	48,539	56,310
Subject to discretionary withdrawal at market value	$48,539	$56,310

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

Years Ended December 31,	2018	2017
Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$46	$582
Transfers from separate accounts	(5,664)	(6,882)

Transfers as reported in the Statements of Operations	$(5,618)	$(6,300)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2018	2017
Individual Annuity	$48,539	$56,314

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2018 and 2017.

For the years ended December 31, 2018 and 2017, the general account of the Company has paid $192 and $160, respectively, and $405 cumulatively over the last five years towards separate account guarantees.

Note 6. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

Page 68	The Penn Insurance and Annuity Company

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets. Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2018
	Number	Notional Value	Fair Value		Carrying Value
			Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	87	$2,533,075	$25,256	$—	$90,737	$—

Total designated and qualifying as hedges	87	$2,533,075	$25,256	$—	$90,737	$—

December 31,	2017
	Number	Notional Value	Fair Value		Carrying Value
			Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	95	$2,533,343	$144,202	$—	$78,620	$—

Total designated and qualifying as hedges	95	$2,533,343	$144,202	$—	$78,620	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2018				2017
	Number	Notional Value	Fair Value		Number	Notional Value	Fair Value
			Gain	(Loss)			Gain	(Loss)
Equity options	18	$557,685	$2,840	$—	40	$970,176	$18,091	$—

Total not designated and not qualifying as hedges	18	$557,685	$2,840	$—	40	$970,176	$18,091	$—

2018 Statutory Financial Statements	Page 69

The impact of derivatives instruments reported on the Statement of Income for the years ended December 31, 2018 and 2017, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instrument

Year Ended December 31,	2018
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Benefits paid to policyholders and beneficiaries
Cash flow hedges:
Equity options	$—	$—	$86,184

Total qualifying hedges	$—	$—	$86,184

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

Year Ended December 31,	2018		2017
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Net Investment Income/(Loss)	Net Investment Gains/(Losses)
Equity options	$—	$7,266	$—	$409

Total nonqualifying hedges	$—	$7,266	$—	$409

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2018	2017
Equity options	$(23,440)	$10,528

Total	$(23,440)	$10,528

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2018 and 2017, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2018 and 2017, the Company received collateral of $27,810 and $162,706, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Page 70	The Penn Insurance and Annuity Company

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1

Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable.    The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing

2018 Statutory Financial Statements	Page 71

service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2018, there was 1 debt security carried at a fair value of $2,234 that was valued in this manner. As of December 31, 2017, there were no debt securities carried at fair value that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

Refer to Note 6 for additional disclosures regarding derivatives.

Page 72	The Penn Insurance and Annuity Company

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds.    The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2018	FV Level 1	FV Level 2	FV Level 3	Total
Corporate securities	$—	$—	$—	$—
CMBS	—	—	—	—
Redeemable preferred stock	—	—	—	—
Common stock – unaffiliated	19,704	—	7,678	27,382
Derivatives	—	2,840	—	2,840
Separate account assets (1)	48,539	—	—	48,539

Total assets	$68,243	$2,840	$7,678	$78,761

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2017	FV Level 1	FV Level 2	FV Level 3	Total
Corporate securities	$—	$—	$—	$—
CMBS	—	—	—	—
Redeemable preferred stock	—	—	—	—
Common stock- unaffiliated	50,133	—	446	50,579
Derivatives	—	18,091	—	18,091
Separate account assets (1)	56,314	—	—	56,314

Total assets	$106,447	$18,091	$446	$124,984

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

2018 Statutory Financial Statements	Page 73

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2018. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to increase in fair value for the year ended December 31, 2017.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2018 and 2017 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	CMBS	Redeemable Preferred Stock	Unaffiliated Common Stock	Total
Balance January 1, 2018	$—	$—	$446	$446
Transfers in	—	—	—	—
Transfers (out)	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—
Surplus	—	—	—	—
Amortization/Accretion
Purchases/(Sales):
Purchases	—	—	7,232	7,232
(Sales)	—	—	—	—

Balance December 31, 2018	$—	$—	$7,678	$7,678

	CMBS	Redeemable Preferred Stock	Unaffiliated Common Stock	Total
Balance January 1, 2017	$591	$2,382	$4,323	$7,296
Transfers in	—	—	—	—
Transfers out	(591)	(2,382)	—	(2,973)
Total gains or losses (realized/unrealized) included in:
Income/(loss)				—
Surplus	—	—	—	—
Amortization/Accretion
Purchases/(Sales):
Purchases	—	—	123	123
(Sales)	—	—	(4,000)	(4,000)

Balance December 31, 2017	$—	$—	$446	$446

Page 74	The Penn Insurance and Annuity Company

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2018:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/ Range or /weighted avg.
Assets:
Investments Common stock, unaffiliated	$7,678	Set by issuer – FHLB-PGH	(1)	Not available	N/A

Total investments	$7,678

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2018	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Financial Assets:
Bonds	$3,948,971	$3,921,740	$123,376	$3,802,147	$23,448
Preferred stock	39,433	42,954	37,019	—	2,414
Common stock - unaffiliated	27,382	27,382	19,704	—	7,678
Cash, Cash Equivalents and short-term investments	76,344	76,344	76,344	—	—
Derivative	28,096	93,577	—	28,096	—
Separate account assets	48,539	48,539	48,539
Financial Liabilities:
Investment-type contracts:
Individual annuities	$146,224	$144,604	$—	$—	$146,224
Separate account liabilities	48,539	48,539	48,539	—	—

2018 Statutory Financial Statements	Page 75

2017	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Financial Assets:
Bonds	$3,460,942	$3,233,616	$150	$3,398,677	$62,115
Redeemable preferred stock	31,689	30,643	25,065	4,118	2,506
Common stock - unaffiliated	50,579	50,579	50,133	—	446
Cash and short-term investments	99,646	99,646	99,646	—	—
Derivative	162,292	96,711	—	162,292	—
Separate account assets	56,314	56,314	56,314	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$117,298	$113,077	$—	$—	$117,298
Separate account liabilities	56,314	56,314	56,314	—	—

During 2018, securities totaling $3,416 were transferred from Level 2 to Level 1 due to recognition of securities being exchange traded. During 2018, securities with a fair value totaling $17,699 were transferred from Level 3 to Level 2 due to securities now being priced by independent services using observable inputs.    During 2018, securities with a fair value totaling $13,936 were transferred from Level 3 to Level 2 due to internal estimates using significant observable inputs.

Note 8.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. At December 31, 2018, based on a comprehensive review of the new guidance and final interpretation of the legislation, the Company recorded a benefit of $968, after-tax, for the final impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes.

The legislation made broad and complex changes to the U.S. tax code. Given the timing of the enactment date and impact of the legislation, the SEC issued Staff Accounting Bulletin (“SAB”) 118, with similar provisions extended by the FASB staff for non-public companies. SAB 118 provisions allow registrants to implement elements of tax reform under three scenarios:

1.	Measurement of certain income tax effects are complete in accordance with the new tax law.

2.	Measurement of certain income tax effects can be reasonably estimated (also referred to as “provisional” amounts).

3.	Measurement of certain income tax effects cannot be reasonably estimated.

SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. If a company discloses elements of tax reform under scenario 2 or 3 and new information or further analysis is needed which results in a revised estimate, the revision will be considered a change in estimate recorded in the period identified rather than an error during this one year relief period.

The NAIC’s SAP Working Group adopted INT 18-01: Updated Tax Estimates Under the Tax Cuts and Jobs Act, that adopts similar concepts related to “complete” and “incomplete” estimates and those for which a reasonable estimate cannot be determined. It also provides a limited time exception to SSAP 9, Subsequent events, which allows companies not to adjust the audited statutory statements when there is a change in estimate of year-end 2017 amounts after the annual statement has been filed up to one year from enactment. In addition, INT 18-01 provides guidance on allocating the remeasurement of DTAs and DTLs due to the change in the tax rate to three components of surplus: change in net unrealized capital gain/loss, change in net deferred income tax, and change in nonadmitted assets.

The company adopted the provisions of INT 18-01 for the year ended December 31, 2017.

Page 76	The Penn Insurance and Annuity Company

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2018 and 2017.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2018 and 2017.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2018			2017
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$98,297	$1,950	$100,247	$99,597	$1,453	$101,050

Adjusted gross deferred tax assets	98,297	1,950	100,247	99,597	1,453	101,050
Adjusted gross deferred tax assets nonadmitted	(12,877)	(194)	(13,071)	(24,565)	(109)	(24,674)

Subtotal admitted adjusted deferred tax assets	85,420	1,756	87,176	75,032	1,344	76,376
Gross deferred tax liabilities	(31,791)	(5,159)	(36,950)	(14,374)	(5,671)	(20,045)

Net deferred tax asset	$53,629	$(3,403)	$50,226	$60,658	$(4,327)	$56,331

The changes in components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows:

Description	Changes during 2018
	Ordinary	Capital	Total
Gross deferred tax assets	$(1,300)	$497	$(803)

Adjusted gross deferred tax assets	(1,300)	497	(803)
Adjusted gross deferred tax asset nonadmitted	11,688	(85)	11,603

Subtotal admitted adjusted deferred tax asset	10,388	412	10,800
Gross deferred tax liabilities	(17,417)	512	(16,905)

Net deferred tax asset	$(7,029)	$924	$(6,106)

2018 Statutory Financial Statements	Page 77

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2018			2017
	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$48,470	$1,756	$50,226	$54,987	$1,344	$56,331
1. Adjusted gross DTA
b. expected to be realized following the balance sheet date	48,470	1,756	50,226	57,373	1,344	58,717
2. Adjusted gross DTA allowed per limitation threshold	—	—	63,354	—	—	56,331
c. Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	36,756	194	36,950	20,045	—	20,045

Total admitted adjusted gross deferred tax asset	$85,226	$1,950	$87,176	$75,032	$1,344	$76,376

Description	Changes during 2018
	Ordinary	Capital	Total
a. Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$(6,517)	$412	$(6,105)
b. 1. Adjusted gross DTA expected to be realized following the balance sheet date	(8,903)	412	(8,491)
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
c. Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	16,711	194	16,905

Total admitted adjusted gross deferred tax asset	$10,194	$606	$10,800

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2018	2017
Used in 11.b
Applicable ratio for realization limitation threshold table	514%	557%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation to 11.b.ii above	$470,272	$412,185

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s:

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies:

December 31, 2018			December 31, 2017			Change
Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
48%	100%	49%	57%	100%	58%	-9%	0%	-9%

Page 78	The Penn Insurance and Annuity Company

Net admitted DTA’s:

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies:

December 31, 2018			December 31, 2017			Change
Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
66%	100%	67%	83%	100%	83%	-17%	0%	-16%

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2018 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred:

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2018	2017
Current federal income tax expense	$(17,547)	$49,854
Tax expense on realized capital gains	(1,859)	6,852

Federal and foreign income taxes incurred	$(19,406)	$56,706

2018 Statutory Financial Statements	Page 79

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2018	2017	Change
DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$13,901	$10,187	$3,714
DAC	37,428	29,693	7,735
Hedging	—	16,004	(16,004)
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	122	66	56
LIHTC	17,318	14,798	2,520
Net operating loss carryforward	10,565	10,565	—
Other- ordinary	691	12	679

Subtotal – Gross ordinary DTAs	98,297	99,597	(1,300)
Nonadmitted ordinary DTAs	(12,877)	(24,565)	11,688

Admitted ordinary DTAs	85,420	75,032	10,388
Capital:
OTTI on investments	1,950	1,453	497

Capital gross DTAs	1,950	1,453	497
Nonadmitted Capital DTAs	(194)	(109)	(85)

Admitted capital DTAs	1,756	1,344	412

Admitted DTAs	87,176	76,376	10,800
DTLs resulting in book/tax differences in:
Ordinary:
Investments – ordinary	(22,166)	(6,413)	(15,753)
Future policy benefits – 8 year spread	(9,625)	(7,961)	(1,664)

Ordinary DTLs	(31,791)	(14,374)	(17,417)
Capital:
Alternative asset investments	(2,525)	(956)	(1,569)
Net unrealized investment gains	(2,634)	(4,716)	2,082

Capital DTLs	(5,159)	(5,672)	513

DTLs	(36,950)	(20,045)	(16,905)

Net deferred tax asset	$50,226	$56,331	$(6,105)

Page 80	The Penn Insurance and Annuity Company

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2018	2017	Change
Total deferred tax assets	$100,247	$101,050	$(803)
Total deferred tax liabilities	(36,950)	(20,045)	(16,905)

Net deferred tax asset/liabilities	63,297	81,005	(17,708)

Net deferred tax asset/liability after SVA	$63,297	$81,005

Tax effect on unrealized (gains)/losses			(2,083)

Change in net deferred income taxes			$(19,791)

RECONCILIATION OF FEDERAL INCOME TAX RATE TO ACTUAL EFFECTIVE RATE The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2018 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate
Income (loss) before Taxes	$14,179	$2,978	21.00%
Dividends received deduction	(2,594)	(545)	-3.84%
Separate Account DRD	(171)	(36)	-0.25%
Income from affiliates	(2,109)	(443)	-3.12%
IMR amortization	(405)	(85)	-0.60%
LIHTC	—	(2,520)	-17.77%
Unauthorized reinsurance	—	—	0.00%
Tax Reform Impact	(4,609)	(968)	-6.83%
Other	2,937	617	4.35%

Total	7,228	(1,002)	-7.07%

Federal income tax expense incurred		(20,793)	-146.65%
Change in net deferred income taxes		19,791	139.58%

Total Statutory Taxes		$(1,002)	-7.07%

At December 31, 2018, the Company had $50,309 of net operating loss carryforwards available that originated in 2015 and will begin to expire in 2030. In addition, the Company had LIHTC available of $17,318 that will begin to expire in 2030.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

2018 Statutory Financial Statements	Page 81

For the year ended December 31, 2018, PIAre I had a taxable net loss of $3,384, generating an amount payable from PIA to PIAre I of $711.

For the year ended December 31, 2017, PIAre I had a taxable net loss of $50,949, generating an amount payable from PIA to PIAre I of $17,832, which was paid in 2018.

Tax years 2015 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2018 and 2017, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 9.   REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount
December 31, 2018
Premium and annuity considerations	$572,876	$271,360	$83,821	$760,415
Reserves and funds for payment of future insurance and annuity benefits	3,555,019	2,443,038	1,879,235	4,118,822
December 31, 2017
Premium and annuity considerations	$485,305	$295,275	$79,397	$701,183
Reserves and funds for payment of future Insurance and annuity benefits	2,862,302	2,152,090	1,743,474	3,270,918

The Company entered into a YRT agreement effective April 1, 2017, to reinsure an existing block of Universal Life business. There was no unearned premium at inception. The Company did not recognize any gain or loss at the inception of the YRT reinsurance agreement. There was no change to surplus nor any income deferred over the life of the contract.

INTERCOMPANY REINSURANCE   The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

Page 82	The Penn Insurance and Annuity Company

	Affiliate	Assumed/(Ceded)
		2018		2017
		Premium	Reserves	Premium	Reserves
Coinsurance Funds Withheld	PML	$40,586	$1,210,958	$43,022	$1,125,131
Coinsurance Funds Withheld	PIAre I	(54,387)	(1,873,750)	(59,826)	(1,737,693)
Coinsurance — Inforce	PML	61,241	373,631	64,244	305,859
Coinsurance	PML	158,340	852,852	176,887	715,601
YRT – Index Credits	PIAre I	11,195	5,597	11,122	5,499
YRT – Over retention	PML	(2,703)	(301)	(2,519)	(323)

Total		$214,272	$568,987	$232,930	$414,074

Coinsurance Funds Withheld The Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. The Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I.

The table below highlights the support for the PIA net ceded reserves relating to its agreement with PIAre I, as well as the unamortized gain from the 2013 inforce transaction as of December 31:

	2018	2017
Net Ceded Reserves	$1,868,153	$1,732,195
Assets supporting reserve:
Primary Assets – PML	824,786	766,822
Primary Assets – PIA	422,147	384,506
Other Assets – PIAre I	621,220	580,867
Unamortized initial gain	$87,008	$87,008

Coinsurance - Inforce Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT – Index Credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre’s indexed UL products on a YRT basis.

YRT Over Retention The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

Note 10. RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,650 and $3,650 in interest income on this note for the years ended December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, the Company had outstanding principal receivable from JMS of $40,000 and $40,000, respectively, and outstanding interest receivables of $920 and $920, respectively, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

2018 Statutory Financial Statements	Page 83

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investments in subsidiaries, controlled and affiliated entities, segregated by line item classification within the Statement of Admitted Assets, Liabilities and Capital and Surplus.

December 31		2018			2017
	% Owned	Gross	Nonadmitted	Net Admitted	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIARe I	100%	$103,184	$(103,184)	$—	$98,736	$(98,736)	$—
Other invested assets:
ISP	5.52%	8,237	(766)	7,471	7,711	(583)	7,128
Dresher Run	100%	11,350	(3,083)	8,269	11,284	(2,941)	8,343

Subtotal		19,587	(3,849)	15,740	18,995	(3,524)	15,471

Total		$122,771	$(107,033)	$15,740	$117,731	$(102,260)	$15,471

As of December 31, 2018 and 2017, the Company’s investment in ISP of $8,237 and $7,711 represented an ownership interest of 5.52% and 4.21%, respectively. ISP had total assets of $157,317 and $183,164 and total liabilities of $8,228 and $0 as of December 31, 2018 and 2017, respectively. The admitted value of the Company’s investments includes goodwill of $2,137 and $1,825 and other intangible assets of $12 and $7 at December 31, 2018 and 2017, respectively. The Company did not make any capital contributions to ISP in 2018 and 2017.

As of December 31, 2018 and 2017, the admitted value of the Company’s investment in Dresher Run consists of statutory surplus of Longevity of $7,682 and $7,756, respectively, and $587 and $587, respectively, of certain admitted assets of Dresher Run. All other assets held by Dresher Run are nonadmitted by the Company. The Company did not make any capital contributions in 2018 and 2017.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For 2018 and 2017, the total expenses incurred under this agreement were $51,977 and $60,402, respectively. The amount due was $12,494 and $19,286 at December 31, 2018 and 2017, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For 2018 and 2017, the total expenses incurred under these agreements were $3,787 and $2,193, respectively. The amount due was $323 and $199 at December 31, 2018 and 2017, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2018 and 2017 were $370 and $350, respectively.

Note 11.   COMMITMENTS AND CONTINGENCIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for

Page 84	The Penn Insurance and Annuity Company

estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2018 and 2017 was $60 and $60, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2018 the Company had outstanding commitments totaling $145,856 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $621,219 to support a reserve financing arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The reserve financing arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2018 and December 31, 2017 were $1,946 and $1,603, respectively; which are included in other expenses in the Statements of Operations.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PIA concurrently entered into a Maintenance Agreement with PML to be reimbursed by PML for any payment in excess of $50,000, up to a maximum reimbursement of $200,000, thereby limiting PIA’s exposure to $50,000. As of December 31, 2018 PIA has not recognized any loss contingencies payable to Longevity related to this guaranty.

DIVIDEND RESTRICTIONS The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2018 statutory results, the Company could pay $47,258,578 in dividends in 2019 to Penn Mutual without prior approval from the Insurance Department of the State of Delaware, subject to the notification requirement. In 2018 and 2017, the Company paid no dividends to Penn Mutual.

As of December 31, 2017, the Company has recognized a dividend receivable from PIAre I in the amount of $10,000, which is included in other assets on the Statement of Admitted Assets, Liabilities, and Capital and Surplus. The dividend was paid on February 16, 2018 and was accounted for as a return of capital.

UNCLAIMED PROPERTY Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

2018 Statutory Financial Statements	Page 85

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2018 or 2017 as a result of the low interest rate environment.

Note 12. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2018 and through the financial statement issuance date of February 15, 2019 and has determined that there were no other significant events requiring disclosure in the financial statements.

Page 86	The Penn Insurance and Annuity Company

Report of Independent Auditors

To the Board of Directors of The Penn Insurance and Annuity Company

We have audited the statutory-basis financial statements of the Penn Insurance and Annuity Company (“the Company”) as of December 31, 2018 and for the year then ended and our report thereon appears on page 2 of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of selected statutory financial data, schedule of investment risk interrogatories and summary investment schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

Philadelphia, Pennsylvania

May 3, 2019

(In Thousands) As of December 31, 2018

Supplemental Schedule of Selected Statutory Financial Data

Investment income earned:
U.S. Government bonds	$1,980
Other bonds (unaffiliated)	175,493
Preferred stocks (unaffiliated)	2,202
Common stocks (unaffiliated)	5,595
Policy loans	27,931
Short-term investments	1,490
Other invested assets	18,780
Aggregate write-ins for investment income	(2,160)
IMR amortization	405

Gross investment income	$231,716

Other long term assets - statement value	305,286
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Common stocks	103,184
Bonds and short-term investments by NAIC designation and maturity:
By maturity - statement value:
Due: (Based on expected maturity)
Within one year or less	$182,222
Over 1 year through 5 years	776,511
Over 5 years through 10 years	1,142,298
Over 10 years through 20 years	730,405
Over 20 years	1,090,304

Total maturity	$3,921,740

By NAIC designation - statement value:
NAIC 1	$2,567,294
NAIC 2	1,220,926
NAIC 3	100,289
NAIC 4	28,220
NAIC 5	5,011
NAIC 6	—

Total by NAIC Designation	$3,921,740

Total bonds publicly traded	$2,690,804
Total bonds privately placed	1,230,936
Preferred stocks - statement value	42,954
Common stocks - market value	130,566
Short-term investment - book value	—
Options, caps, & floors owned – statement value	93,577
Cash on deposit	1,690
Cash Equivalents	74,654
Life insurance in-force:
Ordinary	22,963,779
Group life	17,007
Amount of accidental death insurance in-force under ordinary policies	33,108
Life insurance policies with disability provisions in-force:
Ordinary	2,187,888

Page 88	The Penn Insurance and Annuity Company

Supplementary contracts in-force:
Ordinary – not involving life contingencies
Amount on deposit	$6,314
Income payable	326
Ordinary – involving life contingencies:
Income payable	310
Annuities:
Ordinary:
Immediate - amount of income payable	4,667
Deferred - not fully paid account balance	107,346
Group:
Amount of income payable	105

2018 Supplemental Schedule of Selected Statutory Financial Data	Page 89

(In Thousands) As of December 31, 2018

Supplemental Investment Risks Interrogatories

1.	The Company’s total admitted assets (excluding Separate accounts) as reported on page two of the Company’s Annual Statement for the year ended December 31, 2018 is $6,061,553.

2.

Following are the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the company and (iii) policy loans as of December 31, 2018.

Issuer	Description	Amount	Percentage of Total Admitted Assets
Penn Mutual AM Unconstrained Bond Fund	Other Invested Assets	$49,952	0.824%
Janney Montgomery Scott, LLC	Other Invested Assets	40,000	0.660%
Wells Fargo & Company	Bonds	19,240	0.317%
Excelon Corp	Bonds	19,160	0.316%
Energy Transfer Partners	Bonds	17,438	0.288%
American Electric Power	Bonds	16,713	0.276%
Los Angeles Dept. of Water and Power	Bonds	16,651	0.275%
Colony Local Development Corp.	Bonds	15,465	0.255%
Burlington Northern Santa Fe	Bonds	13,676	0.226%
Home Depot	Bonds	12,181	0.201%

3.	The Company’s total admitted assets held in bonds (including short-term bonds) and preferred stocks by NAIC designation at December 31, 2018 are:

Bonds/Short-Term			Preferred Stocks
NAIC		Percentage of Total	NAIC		Percentage of Total
Designation	Amount	Admitted Assets	Designation	Amount	Admitted Assets
NAIC-1	$2,567,294	42.354%	P/RP-1	$7,267	0.120%
NAIC-2	1,220,926	20.142%	P/RP-2	28,203	0.465%
NAIC-3	100,289	1.655%	P/RP-3	5,084	0.084%
NAIC-4	28,220	0.466%	P/RP-4	2,400	0.040%
NAIC-5	5,011	0.083%	P/RP-5	—	—%
NAIC-6	—	—%	P/RP-6	—	—%

4.

Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and foreign currency denominated investments as of December 31, 2018:

		Percentage of Total
	Amount	Admitted Assets
i. Total admitted assets held in foreign investments	$235,321	3.882%
ii. Foreign-currency denominated investments	3,362	0.055%
iii. Insurance liabilities denominated in that same foreign currency

Page 90	The Penn Insurance and Annuity Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation as of December 31, 2018:

		Percentage of Total
	Amount	Admitted Assets
i. Countries designated NAIC-1	$189,831	3.132%
ii. Countries designated NAIC-2	41,901	0.691%
iii. Countries designated NAIC-3 or below	3,589	0.059%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2018:

		Percentage of Total
	Amount	Admitted Assets
i. Countries designated NAIC-1:
Country: United Kingdom	$39,712	0.655%
Country: Netherlands	29,947	0.494%
ii. Countries designated NAIC-2:
Country: Mexico	34,330	0.566%
Country: Italy	4,608	0.076%
iii. Countries designated NAIC-3 or below:
Country: Liberia	3,512	0.058%
Country: Guernsey	76	0.001%

7.	Aggregate unhedged foreign currency exposure as of December 31, 2018:

Percentage of Total
Amount	Admitted Assets
$3,362	0.055%

8.	Aggregate unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2018:

		Percentage of Total
	Amount	Admitted Assets
i. Countries designated NAIC-1	$3,286	0.054%
ii. Countries designated NAIC-2	—	—%
iii. Countries designated NAIC-3 or below	76	0.001%

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2018:

		Percentage of Total
	Amount	Admitted Assets
i. Countries designated NAIC-1:
Country: United Kingdom	$2,105	0.035%
Country: Luxembourg	1,181	0.019%
ii. Countries designated NAIC-2:
Country:
Country:
iii. Countries designated NAIC-3 or below:
Country: Guernsey	76	0.001%
Country:

2018 Supplemental Investment Risks Interrogatories	Page 91

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues as of December 31, 2018:

		NAIC		Percentage of Total
		Designation	Amount	Admitted Assets
i.	BHP Billiton Finance	1,2	$10,393	0.171%
ii.	Shell International Finance	1	8,947	0.148%
iii.	Electricite de Francesa	1	8,820	0.146%
iv.	HQI Transelec Chile SA	2	6,219	0.103%
v.	Astrazeneca PLC	2	5,327	0.088%
vi.	Kerry Group Financial Services	2	5,165	0.085%
vii.	Saudi Elec Global Sukuk	1	5,031	0.083%
viii.	Petroleos Mexicanos	2	5,021	0.083%
ix.	Centrica PLC	2	5,018	0.083%
x.	Eni-Ente Nazionale Idrocarburi	2	4,608	0.076%

11.	As of December 31, 2018, assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	As of December 31, 2018, no assets are held in investments with contractual sales restrictions.

13.	As of December 31, 2018, the ten largest equity interests as a percentage of admitted assets were:

			Percentage of
			Total
	Issuer	Amount	Admitted Assets
i.	State Street Bank	$9,144	0.151%
ii.	Dresher Run LLC	8,269	0.136%
iii.	FHLB Pittsburgh	7,678	0.127%
iv.	Independence Square Properties, LLC	7,471	0.123%
v.	New Leaf Ventures III, L.P.	6,900	0.114%
vi.	Atlas Venture Fund X, L.P.	6,301	0.104%
vii.	Longitude Venture Partners II, L.P.	5,769	0.095%
vii.	CMS Energy Corp.	5,000	0.082%
ix.	Arkansas Power and Light	4,767	0.079%
x.	Battery Ventures XI Side Fund, L.P.	4,386	0.072%

14.	As of December 31, 2018, aggregate statement value of investments held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	As of December 31, 2018, no assets were held in general partnerships.

16.	The Company did not invest in mortgage loans as of December 31, 2018.

17.	The Company did not invest in mortgage loans as of December 31, 2018.

18.	As of December 31, 2018, no assets are held in real estate.

19.	As of December 31, 2018, assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

Page 92	The Penn Insurance and Annuity Company

20.

The Company did not invest in securities lending, repurchase agreements, reverse repurchase agreements, dollar repurchase agreements, or dollar reverse repurchase agreements as of December 31, 2018, September 30, 2018, June 30, 2018, or March 31, 2018.

21.	The Company did not invest in warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2018.

22.	The Company did not invest in collars, swaps, or forwards as of December 31, 2018, September 30, 2018, June 30, 2018, or March 31, 2018.

23.	The Company did not invest in futures contracts as of December 31, 2018, September 30, 2018, June 30, 2018, or March 31, 2018.

2018 Supplemental Investment Risks Interrogatories	Page 93

(In Thousands) As of December 31, 2018

Summary Investment Schedule

Investment Categories	Gross Investment Holdings	As a percentage of Gross Investment Holdings	Admitted Assets as Reported in the Annual Statement	As a percentage of Admitted Invested Assets
Bonds:
US Treasury Securities	$127,989	2.504%	$127,989	2.557%
US government agency and corporate obligations (excluding mortgage-backed securities)
Issued by US Government Agencies	—	—%	—	—%
Issued by US Government-sponsored agencies	18,340	0.359%	18,340	0.366%
Non-U.S. Government (including Canada, excluding mortgage-backed securities)	4,988	0.098%	4,988	0.100%
Securities issued by states, territories and possessions and political subdivisions in the US:
States, territories and possessions general obligations	42,244	0.826%	42,244	0.844%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	99,556	1.947%	99,556	1.989%
Revenue and assessment obligations	422,940	8.273%	422,940	8.450%
Industrial development bonds and similar obligations	—	—	—	—
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	5,037	0.099%	5,037	0.101%
Issued or guaranteed by FNMA and FHLMC	1,111	0.022%	1,111	0.022%
All other	—	—	—	—
CMOs and REMICs:
Issued by or guaranteed by GNMA, FNMA, FHLMC or VA	234,339	4.584%	234,339	4.682%
Issued by non-U.S. Government issuers and collateralized by MBS issued or guaranteed by GNMA, FMNA, FHLMC or VA
All other	602,847	11.793%	602,847	12.045%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,812,560	35.456%	1,812,560	36.215%
Unaffiliated Non-U.S. securities (including Canada)	549,789	10.755%	549,789	10.985%
Affiliated securities	100,361	1.963%	100,361	2.005%

Page 94	The Penn Insurance and Annuity Company

Investment Categories	Gross Investment Holdings	As a percentage of Gross Investment Holdings	Admitted Assets as Reported in the Annual Statement	As a percentage of Admitted Invested Assets
Equity interests:
Investments in mutual funds	$2,136	0.042%	$2,136	0.043%
Preferred stocks:
Affiliated	—	—	—	—
Unaffiliated	42,954	0.840%	42,954	0.858%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	—	—	—
Unaffiliated	17,568	0.344%	17,568	0.351%
Other equity securities:
Affiliated	103,184	2.018%	—	—
Unaffiliated	7,678	0.150%	7,678	0.153%
Other equity interests including tangible personal property under leases:
Affiliated	19,588	0.383%	15,739	0.314%
Unaffiliated	103,468	2.024%	103,468	2.067%
Mortgage loans:
Construction and land development	—	—	—	—
Agricultural	—	—	—	—
Single family residential properties	—	—	—	—
Multifamily residential properties	—	—	—	—
Commercial loans	—	—	—	—
Mezzanine real estate loans	—	—	—	—
Real estate investments:
Property occupied by company	—	—	—	—
Property held for production of income	—	—	—	—
Property held for sale	—	—	—	—
Contract loans	536,577	10.496%	536,577	10.721%
Derivatives	93,577	1.831%	93,577	1.870%
Receivables for securities	1,177	0.023%	1,177	0.024%
Securities lending	—	—	—	—
Cash, cash equivalents and short-term investments	76,344	1.493%	76,344	1.525%
Other invested assets	85,717	1.677%	85,717	1.713%

Total invested assets	$5,112,069	100.000%	$5,005,036	100.000%

2018 Summary Investment Schedule	Page 95

(In Thousands) As of December 31, 2018

SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY FINANCIAL DATA, INVESTMENT RISKS INTERROGATORIES AND SUMMARY INVESTMENT SCHEDULE

1. Basis of Presentation

The accompanying schedules and interrogatories present selected statutory-basis financial data as of December 31, 2018 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners’ Annual Statement Instructions and Appendix A-001 of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2018 Annual Statement as filed with the Delaware Insurance Department.

Page 96	The Penn Insurance and Annuity Company

About The Penn Mutual Life Insurance Company

Penn Mutual is committed to helping people live life with confidence. At the heart of this purpose is the belief that life insurance is central to a sound financial plan. Through our network of trusted advisers, we are dedicated to helping individuals, families and businesses achieve their dreams.

Visit Penn Mutual at www.pennmutual.com.

    facebook.com/pennmutual

    linkedin.com/company/penn-mutual

    twitter.com/pennmutual

    youtube.com/user/pennmutuallife

    instagram.com/pennmutual

© 2019 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 | www.pennmutual.com

T2544-PM	01/19